Energy Fuels and Vacuumschmelze (VAC): Creating the West's Premier Rare Earth Platform

June 23, 2026



Disclaimers and Forward Looking Statements & Notice Regarding Technical Disclosure

This presentation contains certain "Forward Looking Information" and "Forward Looking Statements" within the meaning of applicable United States and Canadian securities legislation, which may include, but are not limited to, statements with respect to: any expectation that the proposed acquisition of VAC will complete as planned or at all; any expectation that any of the government funding conditionally committed and in-discussion, including the recently announced $725 million loan from the U.S. Office of Strategic Capital, will be funded as contemplated or at all; any expectation that the A$220 million financing currently being discussed with Export Finance Australia and other lenders to accelerate development of the Donald Project will be funded as contemplated or at all; any expectation that the $250 million term loan financing commitment from Goldman Sachs will be funded as contemplated or at all; any expectation that the proposed ASM acquisition will close; any expectation that Energy Fuels' Donald Project will be developed as planned or at all; any expectation that Energy Fuels will develop its planned expansion of REE separation capacity at its White Mesa Mill; any expectation that the combined company will develop its planned American Metals Plant; any expectation that any of Energy Fuels' other projects will advance to a positive final investment decision and be developed; any expectation that the combined company will create a stronger Western platform with greater scale, broader customer reach and enhanced ability to invest in innovation, manufacturing and future growth; any expectation that the combined company will be uniquely positioned to serve the rapidly growing demand across electric vehicles, aerospace and defense, robotics, and beyond; any expectation with respect to future EBITDA and cash flow of Energy Fuels, VAC or the combined company; any expectation as to future production of Energy Fuels, VAC or the combined company; any expectation that Energy Fuels will secure sufficient feed materials to support its planned expanded separations capacity at the Mill; any expectation as to expected operational synergies of the combined company; any expectation with respect to the VAC's or the combined company's pipeline of potential new customers; any expectation that the Sumter facility will scale-up its capacity to 12,000 tpa magnets or at all; any expectation that the Korean Metals Plant and/or American Metals Plant will be scaled up in the future; any expectation that Energy Fuels will maintain its position as a leading U.S.-based critical materials company; and any expectation that Energy Fuels evaluation of radioisotope recovery at the White Mesa Mill will be successful. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans," "expects," "does not expect," "is expected," "is likely," "budgets," "scheduled," "estimates," "forecasts," "intends," "anticipates," "does not anticipate," or "believes," or variations of such words and phrases, or state that certain actions, events or results "may," "could," "would," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact, herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Energy Fuels, VAC or the combined company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: commodity prices and price fluctuations; engineering, construction, processing and mining difficulties, upsets and delays; permitting and licensing requirements and delays; legal challenges; the availability of feed sources for the White Mesa Mill; competition from other producers; public opinion; government and political actions or inactions; the ability of Energy Fuels, VAC or the combined company to produce rare earth products to meet commercial specifications on a commercial scale at acceptable costs or at all; market factors, including future demand for rare earth element products generally or for western-produced REE products; and the other factors described under the caption "Risk Factors" in Energy Fuels' most recently filed Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar, on SEDAR+ at www.sedarplus.ca, and on Energy Fuels' website at www.energyfuels.com. Forward-looking statements contained herein are made as of the date of this presentation, and Energy Fuels disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law.

Qualified Person Statement

The scientific and technical information disclosed in this presentation was reviewed and approved by Daniel D. Kapostasy, PG, Registered Member SME and Vice President, Technical Services for the Company, who is a "Qualified Person" as defined in S-K 1300 and NI-43-101.

This presentation may only be used to evaluate Energy Fuels and the proposed acquisition and for no competitive or other purpose.

References to funding, grants, or conditional loans from the U.S. Government, including the Department of War (DoW) and the Office of Strategic Capital (OSC), do not constitute an express or implied endorsement of the Company, its commercial viability, or its products by the United States Government. The conditional loan commitment between OSC and Energy Fuels specifies customary additional steps that the company must take to proceed toward financial close on the loan, including fulfilling financial, legal, technical and other due diligence requirements.

Today's Speakers



Ross Bhappu
Chief Executive Officer
Energy Fuels



Erik Eschen
Chief Executive Officer
VAC

Establishes a Western, Vertically Integrated Rare Earth Platform Spanning Mining Through Advanced Magnet Manufacturing

Upstream	Midstream		Downstream
Mining	**Processing**	**Metals & Alloys**	**Magnet Manufacturing**
Donald Vara Mada Bahia	White Mesa Mill	Korean Metals Plant American Metals Plant	Sumter Hanau Ulvila
Energy Fuels	Energy Fuels	ASM Australian Strategic Materials	VAC Vacuumschmelze

Note: The proposed acquisition of Australian Strategic Materials Limited ("ASM") is being implemented by way of a court-approved scheme of arrangement under Australian law, pursuant to which Energy Fuels seeks to acquire 100% of the issued share capital of ASM. The acquisition is subject to conditions, including shareholder approval and completion. See Energy Fuels, Inc. Form 10Q (filed May 6, 2026).

Overview of Energy Fuels' Acquisition of VAC

Acquires Leading ex-China Magnetics Company at Attractive Valuation	• VAC is an established advanced magnetics company with over 100 years of production expertise • Consideration of $718 million in cash, 65.85 million shares of newly issued Energy Fuels common stock and a potential preferred equity issuance, implying an equity value of ~$1.9 billion for VAC[1] • VAC's shareholders will own ~19.9%[2] of Energy Fuels
Creates Fully Integrated Mine-to-Magnet Rare Earth Platform	• Transaction combines Energy Fuels' REE mining assets and low-cost upstream REE separation capabilities with VAC's world-class downstream REE magnet manufacturing expertise • VAC is the only commercial European and U.S. producer with a full range of relevant, customer qualified NdFeB and SmCo magnet grades
Accretive to Earnings and De-Risks Future Growth	• VAC's legacy business generated $29 million of adjusted EBITDA[3] in 2025 and has experienced >20% year-on-year growth in its order book for 2026 • Sumter is expected to generate $65 million to $75 million of annual run-rate EBITDA[3] once its production reaches its current capacity of 2,000 tpa • Cash flow from VAC is expected to help de-risk funding of Energy Fuels' growth pipeline, including White Mesa expansion, the Donald project, and the planned American Metals Plant
Strong Government Support	• Strengthens Energy Fuels relationship across multiple governments, including U.S. and Australia • Energy Fuels has received a conditional commitment letter for a loan of up to $725 million from the U.S. Department of War • Export Finance Australia has provided conditional letters of support of >A$200 million for both Donald and Dubbo • VAC holds ~$220 million in government funding, including existing $41 million grant from the U.S. Department of War that could benefit the American Metals Plant
Strong Market Share Growth Potential	• Demand for NdFeB magnets in North America and Europe is expected to grow by over 50% over the next decade according to the International Energy Agency • Sumter can be increased to 12,000tpa of magnet production capacity, taking expected annual run-rate EBITDA to ~$400 million[3]

(1) Assumes Energy Fuels closing share price of $16.12 as of June 22, 2026.
(2) Assumes Energy Fuels basic shares outstanding of 264.7M as of June 22, 2026, pro forma for acquisition of ASM.
(3) Denotes a Non-GAAP measure. See "Reconciliation of Net Income to Adjusted EBITDA" in the appendix for more information regarding the use of non-GAAP financial measures

ENERGY FUELS

VAC is a Leading Advanced Magnetics Company with Unique Capabilities and Footprint

Hanau, Germany	
Stage	Global HQ, R&D Center
Type	Rapid Solidification, Crystalline, Permanent Magnets
Production Capacity	Melt Shop: 8,000 tons Cold Rolling: 6,000 tons Parts Production: 3,950 tons Permanent Magnets: 1,000 tons

Ulvila, Finland	
Stage	Operating
Type	Permanent Magnets
Production Capacity	500 tons

Horna Streda, Slovakia	
Stage	Operating
Type	Rapid Solidification, Crystalline, Permanent Magnets
Production Capacity	Rapid Solidification: Slitting (663 tons) Crystalline: 230,000 hours Permanent Magnets: PCU26 (23,500 hours), PCU34 (32,300 hours)



Shenyang, China	
Stage	Operating
Type	Rapid Solidification
Production Capacity	Current Sensors (26,00,000 pcs) Components (2,830,000 pcs)

Sumter, South Carolina	
Stage	Operating
Type	Permanent Magnets
Production Capacity	2,000 tons

Pekan, Malaysia	
Stage	Operating
Type	Rapid Solidification
Production Capacity	Current Sensors: 1,470,000pcs, BENVAC: 1,514,400pcs Components: 1,357,600 hours Cores: 512,000 hours

VAC – KEY METRICS

$369mm	~4,000	100+	>1bn	>1,000	85%
2025A Revenue	Total Employees	Years Operational	Magnet Shipments	Total Customers	Spec'd in Products

Revenue ($369mm) is excluding Sumter and includes both soft and permanent magnets.

ENERGY FUELS

Bridging the Western Supply Gap: >50% Demand Growth Requires $60 Billion of Industry Investment by 2035

VAC Acquisition Secures Leading Position in Most Challenging and Underinvested Part of the Rare Earth Value Chain



REE MAGNET DEMAND (EX-CHINA)
kt REE Equivalent[1]
80
60
40
20
0
+50%
2025
2035
WESTERN REE MAGNET SUPPLY (2035E)
X 2
X 4
X 6
Mining
Refining
Magnets
Existing (Operating)
Existing (Expansion)
Planned New Projects
Remaining Gap

End Market CAGRs (2025-2035)



19.0%
EVs[2]



53.0%
Robotics[3]



28.1%
Datacenters[4]



3.7%
Defense[5]

Sources: IEA, Wood Mackenzie, Goldman Sachs, Barclays
(1) REE refers to rare earth elements. Recycling has the potential to reduce the remaining gaps. The figures are for magnet rare earths only (neodymium, praseodymium, terbium and dysprosium).
(2) Global fleet of EVs 2025A – 2035E CAGR estimated by IEA.
(3) 2025A – 2035E CAGR for global humanoid robot shipments estimated by Goldman Sachs.
(4) Estimated datacenter demand (GWh) 2026E-2035E CAGR from Wood Mackenzie.
(5) Total NATO defense 2025A – 2035E CAGR calculated using defense as a percentage of GDP estimates from Barclays, and an assumed 2% annual growth in GDP.

ENERGY FUELS

VAC Provides Best Path for Energy Fuels to Quickly Build Vertically Integrated Rare Earth Platform

VAC Shortcut: Bypassing Years of Development to Deliver an Immediate Platform Poised for Growth with Little Execution or Technical Risk

	Energy Fuels	MP Materials	USA Rare Earth
2025 Magnet Revenue	$369mm	$67mm (Pre-Cursor Material)	$0mm
Inception of Permanent Magnet Platform	VAC (1973 for SmCo / 1986 for Sintered NdFeB)	2021	2020
Certifications	Quality (ISO 9001), Auto (IATF 16949), Aircraft (EN 9100), Energy (ISO 50001), Environmental (ISO 14001:2015)	?	?
Customer Base	> 1,000 Globally	Limited	?
Status	Fully Commercial	On-Going Qualification	Pilot / Trial Stage
Capacity	U.S.: 2,000 tpa Europe: 1,500 tpa	1,000 – 2,000 tpa[1]	600 tpa[1]
NdFeB Magnets	Commercial Grades	Limited Grades	Limited Grades
Heavy Rare Earth Reduced & Free Magnets	Currently selling HRE-Free / HRE-Reduced magnets to defense and semiconductor customers	No Capabilities	No Capabilities
SmCo Magnets	Full Spectrum of Grades	No Capabilities	No Capabilities

(1) Based on public information as of 22-Jun-2026

Unrivaled Market Leader: VAC is the Preeminent ex-Asia Advanced Magnetics Company

	Soft Magnetics	Permanent Magnets
Materials	Amorphous, nanocrystalline, and soft magnetic alloys	High-grade sintered NdFeB and SmCo
Maturity	**Cash Flow & Stability**	**Hyper-Growth & Scale**
2025A Revenue (Excl. Sumter)	**$280mm**	**$89mm**
2025A Gross Margin | Adj. EBITDA (Excl. Sumter)	**$68.6mm | $28.6mm[1]**	
Technical Advantage	150+ dedicated FTE R&D team ensuring VAC is leading edge for magnetics development	
Key End Markets		
Key Products	 Lamination Stacks; Differential Current Sensor for EV Charging	 Magnet Assemblies; NdFeB magnet & SmCo magnet

VAC's Established Magnet Business

- ✓ >100 years of experience with trade secrets that can't be replicated
- ✓ Proven track record of producing NdFeB and SmCo magnets at scale
- ✓ Leader in advanced grain boundary diffusion to reduce heavy rare earths in high intrinsic coercivity magnets
- ✓ Deep customer relationships with >1,000 customers globally
- ✓ DFARS compliant producer able to supply the defense industry
- ✓ Differentiated IP portfolio built through years of R&D including >420 patents

(1) Assumes an exchange rate of 1.17 USD / EUR. Denotes a Non-GAAP measure. See "Reconciliation of Net Income to Adjusted EBITDA" in the appendix for more information regarding the use of non-GAAP financial measures

Sumter: First U.S. Advanced Permanent Magnet Plant of Scale with Significant Growth Potential

Location	Sumter, South Carolina
Status	Phase 1a is fully commissioned and in production
Phase 1a Capacity	~2,000 tpa NdFeB permanent magnet block[1]
Product	High-grade sintered NdFeB permanent magnets, magnet assemblies
DFARS-Compliant	Positioned as a key supplier for U.S. and allied defense sectors
Expansion Potential	• Designed to double capacity to 4,000 tpa (Phase 1b) with no interruption to Phase 1a production • Industrial Park has infrastructure to expand to 12,000 tpa (Phase 2) within three years • Ability to integrate metal-making capability from ASM for onsite integrated metal and alloy production

Sumter Ramp Up and Expansion to Drive Significant Expected EBITDA Growth Over Near Term[2]


Currently in Production
$65 – 75mm
$130 – 140mm
~$400mm
Phase 1A Expected EBITDA (2ktpa)
Phase 1B Expected EBITDA (4ktpa)
Phase 2 Expected EBITDA (12ktpa)







Source: VAC Management
Note: DoW funding secured for phase 1a.
(1) Equivalent to ~1,600 tpa high-grade finished NdFeB permanent magnets.
(2) Denotes a Non-GAAP measure. See "Reconciliation of Net Income to Adjusted EBITDA" in the appendix for more information regarding the use of non-GAAP financial measures

Transaction Creates Fully Integrated Mines-to-Magnet Rare Earth Platform…



Donald Supports Majority of VAC's Current Magnet Production
….Donald Phase 2, Vara Mada and Bahia Expected to Unlock Future Expansions
White Mesa Mill (Phase 1A/B)
Current Capacity
Sumter (Phase 1A)
Donald (Phase 1)
1,000 tpa NdPr
15 tpa Tb
50 tpa Dy
Sumter (Phase 1A) (2,000 tpa)
Hanau (1,000 tpa)
Ulvila (500 tpa)
Energy Fuels' existing monazite capacity can supply 77% of VAC's currents requirements
10,000 tpa of Monazite Capacity
3,500 tpa of Magnet Block Capacity
Shading indicates third party supply requirement
White Mesa Mill (Phase 2)
Future Capacity
Sumter (Full Capacity)
Donald (Phase 1 & 2)
Vara Mada
Bahia
Third-Party Feedstock (Incl. Chemours)
5,200 tpa NdPr
70 tpa Tb
240 tpa Dy
Sumter (12,000 tpa)
Hanau (1,000 tpa)
Ulvila (500 tpa)
Energy Fuels' future monazite capacity can supply all of VAC's future requirements
50,000 tpa of Monazite Capacity¹
13,500 tpa of Magnet Block Capacity

(1) Company mines in various stages of exploration, permitting and development. See most recently filed Form 10-K which is available for review on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

…That's Well Positioned to Deliver on VAC's >$2bn Annual Permanent Magnet Potential Customer Pipeline Over the Next 5-7 Years[1]



Annual Permanent Magnet Block Potential Pipeline (ktpa)
EV Permanent Magnets
8.5
1.1
9.6
4.2
3.3
1.2
0.4
0.2
18.9
High-spec SmCo magnets carry higher margins
Sumter Expansion Case Capacity (12,000 tpa)
Auto
Tier 1 Suppliers
Total EV PM Block Annual Pipeline
Automotive (non-EV)
Data Center / Servers, Robotics, and Semiconductors
Power Tools
Aerospace & Defense
Other Industrial
Total Annual Potential Pipeline

(1) VAC Management Projections

Transaction Provides Platform for Energy Fuels to Realize Benefits of Vertical Integration

Magnet contract structures utilize commodity price pass-throughs with guaranteed margins to ensure predictable cash flow

- ✓ Capture full margin, eliminating third-party mark-ups
- ✓ Internalize input costs to create structural cost advantage
- ✓ Growth unlocked via secure, low-cost feedstock
- ✓ Strategic flexibility to sell at every production stage
- ✓ More attractive supplier by offering full value chain


Acquiring VAC is expected to add an additional 30 - 35% contribution margin uplift to Energy Fuels' existing mine-metal/alloys strategy
ENERGY FUELS + ASM
ENERGY FUELS + ASM + VAC

Pro Forma Company Will Have World-Class Growth Profile…



White Mesa Mill Phase 1A
La Sal Complex
Pinyon Plain
KMP
Sumter (Phase 1A)
Hanau
Horna Streda
Pekan
Shenyang
Ulvila
Operating / Producing
White Mesa Mill Phase 1B/1C/2
Donald (Phase 1)
Nichols Ranch
Whirlwind
KMP (Phase 2)
AMP (Phase 1)
Sumter (Phase 1B)
Development / Construction
Vara Mada
Donald (Phase 2)
Roca Honda
Bullfrog
Sheep Mt.
Dubbo
Feasibility / Permitting
Bahia
AMP (Phase 2)
Sumter (Phase 2)
Exploration / Evaluation
White Mesa Mill
Donald
Vara Mada
Bahia
Pinyon Plain
La Sal Complex
Nichols Ranch
Whirlwind
Roca Honda
Bullfrog
Sheep Mt.
KMP
AMP
Dubbo
Sumter
Hanau
Horna Streda
Pekan
Shenyang
Ulvila
Total
REE
Uranium

- ✓ Combines Energy Fuels + VAC capabilities to accelerate rare earth integration across the value chain
- ✓ Scaled mine-to-magnet platform with global reach and customer access
- ✓ VAC's downstream expertise accelerates monetization of Energy Fuels' production
- ✓ Energy Fuels' feedstock de-risks VAC supply chain and improves security of supply

Note: Company mines in various stages of exploration, permitting and development. See most recently filed Form 10-K which is available for review on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

… Supported by Competitive Conditional Government Funding

VACUUMSCHMELZE

$220M Funding to Advance Construction of Sumter Facility
- $112M Sumter 48C Tax Credit
- $53M DoW grant to support construction of Sumter facility
- $15M from South Carolina and local government
- $41M DoW grant to support metal making facility

U.S. OFFICE OF STRATEGIC CAPITAL

$725M Conditional Loan (White Mesa Mill)
- $725M conditional commitment to Energy Fuels[1]
- Supports the planned expansion of Energy Fuels' critical materials processing capabilities at its White Mesa Mill in Utah

EXPORT FINANCE AUSTRALIA

A$220M Targeted Project Finance Facility
- Supports development of the Donald Rare Earth and Mineral Sands Project (Donald Project)
- Export Finance Australia (EFA) has provided A$80M Conditional Letter of Support for Donald

AUSTRALIAN STRATEGIC MATERIALS

A$200M Conditional Letter of Support (Dubbo Project)
- Letter of support from Export Finance Australia (EFA) provides foundational domestic debt financing for the construction and execution of the Dubbo Project

(1) The conditional loan commitment between OSC and Energy Fuels specifies customary additional steps that the company must take to proceed toward financial close on the loan, including fulfilling financial, legal, technical and other due diligence requirements.

Proposed Transaction Creates Value for All Stakeholders

Energy Fuels + VAC

Energy Fuels' Shareholders

- Significant value creation via enhanced margin capture
- Participation in premier fully integrated Western mine-to-magnet platform
- Well positioned to capitalize on re-shoring of U.S. magnet manufacturing, with increasing U.S. and Allied Government partnership
- Pro forma company is better positioned to support growth

Customers

- Greatly enhances product capabilities
- Low-cost producer with flexibility to deliver oxides, metals, alloys or magnets
- Proven track record and ability to meet growing western demand
- Western supply with reduced geopolitical uncertainty

Supply Chain Security

- Unmatched technical capabilities in upstream, midstream and downstream
- Vertical integration supports supply chain resilience
- Provides DFARS-compliant production

Energy Fuels and VAC: Creating the West's Premier Rare Earth Platform

Immediate Vertical Integration	▪ Combines Energy Fuels' low-cost upstream REE assets and ASM's metal and alloying capabilities with VAC's 100+ years of downstream magnet manufacturing expertise
Accelerated Market Entry	▪ Bypasses multi-year development and qualification cycles for magnets to deliver a platform poised for immediate commercial growth
Industry-Leading Profitability	▪ Captures full value-chain margins through vertical integration, eliminating third-party mark-ups and internalizing input costs
Downside Protected Margins	▪ Magnet contract structures utilize commodity price pass-throughs with guaranteed margins to ensure predictable cash flow, which mitigates need for price floors
Full-Spectrum Capability	▪ Only Western producer capable of delivering a range of NdFeB and SmCo magnet grades from captive feedstock
100% Western Supply Chain	▪ Provides a secure, DFARS-compliant alternative to Asian supply, significantly enhancing the value proposition for Tier 1 OEMs

Appendix

Unmatched Product Capabilities: VAC is the Premier Western Magnet Maker Capable of Producing High-Quality NdFeB and SmCo Magnets at Industrial Scale



Energy Density[1]
Resistance to Demagnetization[2]
10 12 14 17 20 25 30 35 40 45
N56 N54 N52 N50 N48 N45
M56 M54 M52 M50 M48 M45
H56 H52 H50 H48 H45 H33
SH56 SH54 SH52 SH45 SH42 SH40 SH38 SH35 SH33 SH30
UH54 UH52 UH50 UH48 UH45 UH42 UH40 UH38 UH35 UH33 UH30
EH50 EH48 EH45 EH42 EH40 EH38 EH35 EH33 EH30
AH45 AH42 AH40 AH38 AH35 AH33 AH30 AH28
VH40 VH38 VH35 VH33 VH30 VH28
Recent VAC R&D breakthroughs reduce HRE content in high intrinsic coercivity magnets, which other U.S. magnet players can't replicate
Dy + Tb Reduced / Free Magnet
Dy + Tb Magnet
Sm + Co Magnet
VAC producing magnet grade for end application today

(1) BH Max [MGOe].
(2) Hcj [kOe].

Full Spectrum of Grades — From standard energy-dense grades to ultra-high coercivity magnets

Proprietary Process Know-How — Customized equipment and processing technology developed over decades

Integrated R&D — Unique R&D across Rapid Solidification, Crystalline, and Permanent Magnets from materials to full assemblies

HRE-Free Breakthroughs — Recent R&D advances expand the applicability of HRE-free and HRE-reduced NdFeB permanent magnet blocks

ENERGY FUELS

Pro Forma Capital Structure: Fully Funded for Growth

VAC Debt Refinancing	• $208 million existing VAC debt to be refinanced at close • As of March 31, 2026, VAC had cash balance of $68 million • Secured $250 million term loan commitment from Goldman Sachs to facilitate refinancing
Strategic External Funding	• White Mesa: Received a conditional commitment letter for a loan of up to $725 million from the U.S. Department of War[1] • Donald Project: Advanced negotiations for A$220 million project loan; EFA positioned as anchor lender • American Metals Plant: Awarded $41 million U.S. government grant to accelerate new metals facility build-out
Internal Funding	• VAC Earnings Contribution: combined Adjusted EBITDA[2] from VAC legacy ($29 million) and expected Sumter at full 2ktpa capacity ($65 million–$75 million) • Harvest Uranium: strong production performance provides stable non-dilutive capital to fund rare earth growth • De-Risked Execution: Combined earnings from VAC and Uranium reduce the need for external equity raises to fund the White Mesa expansion, Donald project, and American Metals Plant

(1) The conditional loan commitment between OSC and Energy Fuels specifies customary additional steps that the company must take to proceed toward financial close on the loan, including fulfilling financial, legal, technical and other due diligence requirements.
(2) Denotes a Non-GAAP measure. See "Reconciliation of Net Income to Adjusted EBITDA" in the appendix for more information regarding the use of non-GAAP financial measures

Reconciliation of Net Income to Adjusted EBITDA

$mm	FY2025
Net Income	(50.6)
Income Tax Expense	(30.8)
Foreign Exchange Result	(1.4)
Interest Expense	44.0
Depreciation and Amortization	63.1
EBITDA	24.1
Non-Recurring Restructuring	4.8
One-Time Consulting Expenses	2.8
Freight Cost Normalization Adjustment	3.1
Other	0.2
One-Time Losses on Purchase Contracts	(5.3)
Non-Recurring Factoring Interest	(1.3)
Adjusted EBITDA	28.6

Non-GAAP Financial Measures

This presentation includes references to adjusted EBITDA and some illustrative examples of forward-looking estimates of EBITDA, as described below, which are non-GAAP measures. Because these are illustrative examples and forward-looking estimates of EBITDA, we are unable to present a quantitative reconciliation to the most directly comparable GAAP financial measure, because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measure without unreasonable effort or expense. EBITDA and adjusted EBITDA do not have standardized meanings prescribed by GAAP and may not be comparable to (and may be calculated differently by) other companies that present similar measures. The illustrative examples presented in this presentation are estimates and future projections and are based on various assumptions, which may prove to be incorrect. Various risks could cause our actual performance to be materially different from the illustrative examples, projections and estimates. These examples, projections and estimates are provided solely for illustrative purposes, and there can be no assurances that any such financial results or performance will ultimately be realized, in the manner illustrated herein or at all. These illustrative examples, projections and estimates should not be relied upon as being necessarily indicative of future results. We define EBITDA as net income (loss) before (i) depreciation and amortization; (ii) interest expense; (iii) foreign exchange result; and (iv) income tax expense. Adjusted EBITDA is defined as EBITDA before (i) non-recurring restructuring expense; (ii) one-time consulting expenses, (iii) freight cost normalization adjustment; (iv) one-time losses on purchases contracts; (v) non-recurring factoring interest; and (vi) other. A reconciliation of adjusted EBITDA to net income, its nearest comparable GAAP measures is included in this presentation. EBITDA and adjusted EBITDA reflect additional ways of viewing aspects of VAC's operations that, when viewed with GAAP results, may provide a more complete understanding of factors and trends affecting VAC's business. EBITDA and adjusted EBITDA should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with GAAP financial measures. Energy Fuels strongly encourages investors to review the "Reconciliation of Net Income to Adjusted EBITDA" found on this page and VAC's consolidated financial statements, when available.

Note: Values converted from EUR to USD at 1.2

Rare Earths
Uranium
Heavy Mineral Sands

Thank you

ENERGY FUELS